EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Warren Lau, the Chief Executive Officer and Chief Financial Officer of Nexus BioPharma, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended November 30, 2016 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2017	/s/ Warren Lau
Warren Lau
Chief Executive Officer (Principal Executive Officer)
Chief Financial Officer (Principal Financial and Accounting Officer)